UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 28, 2022

SBA Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Florida	001-16853	65-0716501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8051 Congress Avenue Boca Raton, FL		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SBAC	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2022, SBA Communications Corporation (the “Company”) appointed Jay L. Johnson to the Company’s Board of Directors (the “Board”), effective immediately. Mr. Johnson will serve as a Class I director for a term expiring at the 2022 Annual Meeting of Shareholders, at which time he will stand for re-election. Concurrent with his appointment, the Board was expanded to nine members. Mr. Johnson will serve on the Audit Committee of the Board.

The Board has determined that Mr. Johnson qualifies as independent under the applicable Nasdaq listing standards. There are no arrangements or understandings between Mr. Johnson and any other persons with respect to his appointment as a director. Neither Mr. Johnson nor any immediate family member of Mr. Johnson has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Mr. Johnson will participate in the standard non-employee director compensation arrangements described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 1, 2021. The Company also plans to enter into an indemnification agreement with Mr. Johnson, the form of which was previously filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

A copy of the press release announcing Mr. Johnson’s appointment to the Board is furnished with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

As described in Item 5.02 of this Current Report on Form 8-K, the following exhibits are furnished as part of this Current Report.

Exhibit No.	Description

99.1	Press release issued by SBA Communications Corporation on March 29, 2022.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBA COMMUNICATIONS CORPORATION

By:	/s/ Brendan T. Cavanagh
Brendan T. Cavanagh
Executive Vice President and Chief Financial Officer

Date: March 29, 2022